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[LINCOLN FINANCIAL GROUP(R) LOGO]     LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                                               LIFE INSURANCE APPLICATION PART I

IMPORTANT NOTICE

Since you are applying for insurance, we'd like you to know more about our underwriting process, our information handling practices and what occurs after you submit your application.

THE UNDERWRITING PROCESS

All forms of insurance are based on the concept of risk-sharing. Underwriters seek to determine the level of risk represented by each applicant, and then assign that person to a group with similar risk characteristics. In this way, the risk potential can be spread among all policyholders within a given risk group, assuring that each assumes his fair share of the insurance cost. Underwriters collect and review risk factors such as age, occupation, physical condition, medical history and any hazardous avocations. The level of risk and premium for the amount of coverage requested is based on this information.

PRIVACY OF PERSONAL INFORMATION
The Lincoln Life & Annuity Company of New York is committed to keeping the personal information of our customers confidential and secure. We want to be sure that you know why we need to collect personal information from you. We also want to explain to you our commitment to protect the information you provide to us. We collect and keep only information that is necessary for Lincoln Life & Annuity Company of New York to provide services requested by you and to administer your business with us. We may collect personal information, such as your name, address, social security number, assets and income, and medical information, from you when you complete an application or other form, or from a consumer investigative report, as described below. In addition, we may collect nonpublic personal information such as policy values, payment history and transactions completed, as a result of transactions with us or with our affiliates or others.

You are our most important source of information and in some cases we may wish to telephone you directly for an interview. An interviewer may call you to ask additional questions which will aid in evaluating your application for insurance. You benefit because complete underwriting information may result in lower rates.

INVESTIGATIVE CONSUMER REPORT

As a part of our routine procedure for processing your initial application, we may request an investigative consumer report. The agency making the report may keep a copy of the report and disclose its contents to others for whom it performs similar services. The report typically includes information such as identity and residence verification, character, reputation, marital status, estimate of net worth and income, occupation, avocations, medical history, habits, mode of living and other personal characteristics. Additional information is usually obtained from several different sources. Confidential interviews are conducted with neighbors, friends, business associates, and acquaintances. Public records are carefully reviewed.

Past experience shows that information from investigative reports usually does not have an adverse effect on our underwriting decision. If it should, we will notify you in writing and identify the reporting agency. At that point, if you wish to do so, you may discuss the matter with the reporting agency. You have the right to be interviewed as part of any investigative consumer report that is completed. If you desire such an interview, please indicate this at the time your application is submitted. If you request it, we will supply the name, address and telephone number of the consumer reporting agency so you may obtain a copy of the report.

SHARING INFORMATION

We only share your nonpublic personal information, with non-affiliated companies or individuals that we have contracted to perform services on our behalf as permitted by law, such as third party administrators and consumer reporting agencies, or to comply with legal or regulatory requirements. In the normal course of our business, we may disclose information we collect about you to non-affiliated companies or individuals that contract with us to perform services such as record keeping, preparation of statements, distribution of materials, computer related services, policy administration or joint marketing of our products and services. When we share personal information with service providers, we require the providers to agree to safeguard your information, to use the information only for the intended purpose, and to abide by applicable law.

EMPLOYEE ACCESS TO INFORMATION

Only employees with a valid business reason have access to your personal information. These employees are educated on the importance of maintaining the confidentiality and security of personal information. They are required to abide by our information handling practices.

MIB, INC.

Information you provide regarding your insurability or claims will be treated as confidential except that Lincoln Life & Annuity Company of New York or its reinsurers, may make a brief report of it to MIB, Inc. This is a nonprofit membership organization of life insurance companies which operates an information exchange on behalf of its members. Upon request by another member insurance company to which you have applied for life or health insurance coverage or submitted a claim, MIB, Inc. will provide the information it may have in its file.

Upon receipt of a request from you, MIB, Inc. will arrange disclosure of any information it may have in your file. If you question the accuracy of information in MIB, Inc.'s file, you may contact MIB, Inc. and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the MIB, Inc.'s Information Office is: Post Office Box 105, Essex Station, Boston, MA 02112 - Telephone number (617) 426-3660.

Lincoln Life & Annuity Company of New York or its reinsurers, may also release information to other life insurance companies to whom you may apply for life or health insurance or to whom a claim for benefits may be submitted if you authorize us to disclose information to those companies.

PROTECTION OF INFORMATION

Lincoln Life & Annuity Company of New York maintains security standards to protect confidential information, whether written, spoken, or electronic. We update and test our systems to ensure the protection and integrity of our information.

MAINTAINING ACCURATE INFORMATION

We strive to maintain secure, accurate, up-to-date customer records in accordance with industry standards. We have procedures in place to keep information current and complete. These procedures include responding to requests to correct inaccurate information in a timely manner.

If you would like to know what information Lincoln Life & Annuity Company of New York has on file about you or if you desire background information on the investigative consumer report, please write or call:

                    INDIVIDUAL UNDERWRITING DEPARTMENT - MIN 2
                    LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                    120 MADISON STREET, SUITE 1700
                    SYRACUSE,  NY  13202
                    CUSTOMER SERVICE  (860) 466-1400

To protect your privacy, we will request proper identification (Social Security Number, Policy Number, etc.). We will then advise you of the nature and substance of the information by phone, or if you prefer, in writing. We can also arrange for you to see or obtain copies of the information in our files that was provided either by you or a third party. We may ask you pay for the cost of copying the information that you request.

We reserve the right to disclose medical information only to a doctor and we will request that you provide us with the name of your physician. Within 30 days from the date we receive your request, we will furnish you and/or your doctor the information that we have about you that you are entitled to receive.

If you believe any of the information in our files is incorrect or incomplete, you may request correction or amendment of our information and include any appropriate documentation to support your claim. We will either make the correction or place a concise statement from you in our files explaining the basis of your dispute. We will furnish a notice of the correction or your statement to other persons and organizations that have supplied us with such information or received it from us in the past.

DISCLOSURE OF PRIVACY NOTICE

We recognize and respect the privacy concerns of our customers. We are committed to safeguarding this information. Our Privacy Notice will be updated and distributed as required by law. It is also available upon request.


B11 NY                             (01/01)

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LIFE INSURANCE APPLICATION PART I                                                         LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

PROPOSED INSURED A                                    (PLEASE PRINT IN BLUE OR BLACK INK)                           B11 NY - PAGE 1a

1a.  Name (FIRST, MIDDLE INITIAL & LAST)

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1b.  Residence Address (NO, STREET, P.O. BOX)

     -------------------------------------------------------------------------------------------------------------------------------
     City                                           State                                             Zip Code

     -------------------------------------------------------------------------------------------------------------------------------
1c.  Sex  / / Female    / /Male          1d.  DOB (MM/DD/YY)              1e.  Birth State                 1f.  SSN
     -------------------------------------------------------------------------------------------------------------------------------
1g.  Driver's License No. & State                                         1h.  Occupation
     -------------------------------------------------------------------------------------------------------------------------------
1i.  Business Name & Address                                              1j.  Phone number & most convenient time to contact
                                                                               Home (____) ____________________ / / AM  / / PM
     -------------------------------------------------------------------
                                                                               Work (____) ____________________ / / AM  / / PM

 2.  Do you have any Life Insurance or Annuities presently in force or applied for? (IF "YES", PROVIDE DETAILS.)     / / YES  / / NO
     COMPANY                                     AMOUNT                              IN FORCE       APPLIED FOR
                                                                                       / /              / /
     ---------------------------------------------------------------------------
                                                                                       / /              / /
     ---------------------------------------------------------------------------
                                                                                       / /              / /
     ---------------------------------------------------------------------------
 3.  Have you or will you replace, discontinue coverage, stop paying premiums, initiate a reduction in face amount, or borrow or surrender cash value on any Life Insurance or Annuity if this insurance is issued?
     (IF "YES", PROVIDE DETAILS.)                                                                                    / / YES  / / NO
     COMPANY             POLICY NO.             AMOUNT                ISSUE DATE     1035 EXCHANGE
                                                                                       / /   YES
     ---------------------------------------------------------------------------
                                                                                       / /   YES
     ---------------------------------------------------------------------------
                                                                                       / /   YES
     ---------------------------------------------------------------------------
                                                                                       / /   YES
     ---------------------------------------------------------------------------
4a.  Do you contemplate flying, or have you flown during the past 2 years as a pilot, student pilot or crew member?
     (IF "YES", AN AVIATION SUPPLEMENT IS REQUIRED.)                                                                 / / YES  / / NO

4b.  Do you plan to participate or, have you participated within the past 2 years, in motor vehicle or boat racing,
     hang gliding, sky, or scuba diving or similar sports? (IF "YES", AN AVOCATION QUESTIONNAIRE IS REQUIRED.)       / / YES  / / NO

4c.  Do you contemplate residence or travel outside of the United States or Canada for more than 30 days within
     the next year? (IF "YES", A FOREIGN TRAVEL OR RESIDENCE QUESTIONNAIRE IS REQUIRED.)                             / / YES  / / NO

4d.  Have you smoked cigarettes in the past 36 months? (IF "YES", PROVIDE DETAILS BELOW.)

     Date last used? ________________   How much?  ________________                                                  / / YES  / / NO

4e.  Have you used tobacco products, excluding cigarettes, within the past 12 months? (IF "YES", CHECK ALL THAT
     APPLY.)
     / / cigar   / / pipe   / / chewing tobacco   / / snuff   / / nicotine patches/gum    Other______________        / / YES  / / NO


IF YOU ANSWER "YES" TO ANY OF THE FOLLOWING QUESTIONS, PLEASE GIVE DETAILS IN SPACE PROVIDED BELOW.


4f.  Have you had any convictions within the past 3 years for motor vehicle moving violations, or had your
     license suspended, revoked or restricted?                                                                       / / YES  / / NO

4g.  Have you ever applied for any Life or Health Insurance which was denied, required an extra premium or was
     issued for a reduced amount?                                                                                    / / YES  / / NO

4h.  Are you applying or have you negotiated for other life or health insurance either formally or informally
     within the last six months?                                                                                     / / YES  / / NO

4i.  Have you ever been convicted of a felony?                                                                       / / YES  / / NO

 5.  DETAILS (LIST DETAILS FROM QUESTIONS ABOVE; PLEASE INCLUDE QUESTION NUMBER DETAILS PERTAIN TO.)

     -------------------------------------------------------------------------------------------------------------------------------

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 6.  Provide full name/address/phone number of any physician(s), date of last visit, reason & treatment received:

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PROPOSED INSURED B               RELATIONSHIP TO PROPOSED INSURED A                                                 B11 NY - PAGE 1b

1a.  Name (FIRST, MIDDLE INITIAL & LAST)

     -------------------------------------------------------------------------------------------------------------------------------
1b.  Residence Address (NO, STREET, P.O. BOX, IF DIFFERENT THAN PROPOSED INSURED A.)

     -------------------------------------------------------------------------------------------------------------------------------
     City                                           State                                             Zip Code

     -------------------------------------------------------------------------------------------------------------------------------
1c.  Sex  / / Female    / /Male          1d.  DOB (MM/DD/YY)              1e.  Birth State                 1f.  SSN
     -------------------------------------------------------------------------------------------------------------------------------
1g.  Driver's License No. & State                                         1h.  Occupation
     -------------------------------------------------------------------------------------------------------------------------------
1i.  Business Name & Address                                              1j.  Phone number & most convenient time to contact
                                                                               Home (____) ____________________ / / AM  / / PM
     -------------------------------------------------------------------
                                                                               Work (____) ____________________ / / AM  / / PM

 2.  Do you have any Life Insurance or Annuities presently in force or applied for? (IF "YES", PROVIDE DETAILS.)     / / YES  / / NO
     COMPANY                                     AMOUNT                              IN FORCE       APPLIED FOR
                                                                                       / /              / /
     ---------------------------------------------------------------------------
                                                                                       / /              / /
     ---------------------------------------------------------------------------
                                                                                       / /              / /
     ---------------------------------------------------------------------------
 3.  Have you or will you replace, discontinue coverage, stop paying premiums, initiate a reduction in face amount, or borrow or surrender cash value on any Life Insurance or Annuity if this insurance is issued?
     (IF "YES", PROVIDE DETAILS.)                                                                                    / / YES  / / NO
     COMPANY             POLICY NO.             AMOUNT                ISSUE DATE     1035 EXCHANGE
                                                                                       / /  YES
     ---------------------------------------------------------------------------
                                                                                       / /  YES
     ---------------------------------------------------------------------------
                                                                                       / /  YES
     ---------------------------------------------------------------------------
                                                                                       / /  YES
     ---------------------------------------------------------------------------
4a.  Do you contemplate flying, or have you flown during the past 2 years as a pilot, student pilot or crew member?
     (IF "YES", AN AVIATION SUPPLEMENT IS REQUIRED.)                                                                 / / YES  / / NO

4b.  Do you plan to participate, or have you participated within the past 2 years, in motor vehicle or boat racing,
     hang gliding, sky, or scuba diving or similar sports? (IF "YES", AN AVOCATION QUESTIONNAIRE IS REQUIRED.)       / / YES  / / NO

4c.  Do you contemplate residence or travel outside of the United States or Canada for more than 30 days within the
     next year? (IF "YES", A FOREIGN TRAVEL OR RESIDENCE QUESTIONNAIRE IS REQUIRED.)                                 / / YES  / / NO

4d.  Have you smoked cigarettes in the past 36 months? (IF "YES", PROVIDE DETAILS BELOW.)

     Date last used? ________________   How much?  ______________                                                    / / YES  / / NO

4e.  Have you used tobacco products, excluding cigarettes, within the past 12 months? (IF "YES", CHECK ALL THAT
     APPLY.)
     / / cigar   / / pipe   / / chewing tobacco   / / snuff   / / nicotine patches/gum   / / Other______________     / / YES  / / NO


IF YOU ANSWER "YES" TO ANY OF THE FOLLOWING QUESTIONS, PLEASE GIVE DETAILS IN SPACE PROVIDED BELOW.


4f.  Have you had any convictions within the past 3 years for motor vehicle moving violations, or had your license   / / YES  / / NO
     suspended, revoked or restricted?

4g.  Have you ever applied for any Life or Health Insurance which was denied, required an extra premium or was
     issued for a reduced amount?                                                                                    / / YES  / / NO

4h.  Are you applying or have you negotiated for other life or health insurance either formally or informally
     within the last six months?                                                                                     / / YES  / / NO

4i.  Have you ever been convicted of a felony?                                                                       / / YES  / / NO

 5.  DETAILS (LIST DETAILS FROM QUESTIONS ABOVE; PLEASE INCLUDE QUESTION NUMBER DETAILS PERTAIN TO.)

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

 6.  Provide full name/address/phone number of any physician(s), date of last visit, reason & treatment received:

     -------------------------------------------------------------------------------------------------------------------------------

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POLICY INFORMATION                                                                                                   B11 NY - PAGE 2


7a.  Plan of Insurance ___________________________________________________  7b.  Amount  $ _________________________________________

7c.  Death Benefit Option (COMPLETE FOR UNIVERSAL LIFE AND VARIABLE UNIVERSAL LIFE PRODUCTS)
       / / 1-Level   / / 2-Increase/Cash Value   / / 3-Increase by:(CHECK ONE)   / / Premium   / / Premium Less Policy Factor______
                                                                                                                             (TABLE)
7d.  Supplemental Benefits or Riders/If Available (PROVIDE FULL DETAILS IF APPLICABLE; E.G. FACE AMOUNTS, START YEAR,
     END YEAR, ETC.)

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

8a.  Premium Frequency         / / Annually           / / Semi-Annually             / / Quarterly          / / Monthly (PAC)

8b.  Special Billing  (CHECK ONE, IF APPLICABLE.)   / / New List Bill               / / Existing List Bill (PROVIDE #) _____________

8c.  Automatic Premium Loan (COMPLETE FOR TERM & WHOLE LIFE ONLY.)    / / Yes   / / No

8d.  Policy Date       / / Save Age       / / Other  _______________

8e.  Premium Notices  To     (CHECK ALL THAT APPLY.)
     / / Insured's Residence    / / Insured's Business      / / Owner (PROVIDE ADDRESS BELOW.)     / / Other _____________

8f.  Owner Address ( NO, STREET, P.O. BOX)
     -------------------------------------------------------------------------------------------------------------------------------
     City                                                                       State                       Zip Code
     -------------------------------------------------------------------------------------------------------------------------------

8g.  Owner Social Security/Tax Identification Number

     OWNER THE PROPOSED INSURED IS THE OWNER UNLESS OTHERWISE SPECIFIED.
     -   If a TRUST, provide Trustee Name(s), Trust Name and Date of Trust.
     -   If SPLIT DOLLAR ENDORSEMENT, provide Owner's Name & Interest, Sub-Owner name and Relationship.
     -   If SPLIT DOLLAR ASSIGNMENT, submit appropriate assignment form AFTER policy is in force.

9a.  If MULTIPLE OWNERS (CHECK ONE.) / / Joint with Right of Survivorship    / / Tenants in Common (SPECIFY SHARES IN FRACTIONS OR
                                                                                 PERCENTAGES.)
9b.  Primary (PROVIDE FULL NAMES AND RELATIONSHIP.)

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

9c.  Contingent (IF ANY.)

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     TRUST VERIFICATION

     I/WE hereby certify that the Trustee(s) named in this application are the Trustee(s) for the named Trust, which is in full force and effect. Lincoln Life & Annuity Company of New York (hereinafter "Company") shall not be obliged to inquire into the terms of any trust agreement affecting this policy and shall not be chargeable with knowledge of the terms thereof. The
     Company may rely solely upon the signature(s) of the Trustee(s) named in this application to any receipt, release or waiver, or to any transfer or other instrument affecting this policy or any options privileges or benefits thereunder. Unless otherwise indicated, the signature(s) of all Trustee(s) named, or their successors, will be required to exercise any contractual right under the policy. The Company shall have no obligation to see to the use or application of any funds paid to the Trustee(s)
     in accordance with the terms of the policy. Any such payment made by the Company to the Trustee(s) shall fully discharge the
     Company with respect to any amounts so paid.

     BENEFICIARY BENEFICIARIES SHARE EQUALLY UNLESS OTHERWISE INDICATED.

     - If a TRUST, provide Trustee Name(s), Trust Name and Date of Trust.

10a. Primary (PROVIDE FULL NAMES AND RELATIONSHIP.)

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10b. Contingent (IF ANY.)

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NON-MEDICAL PROPOSED INSURED A (ANSWER THIS SECTION ONLY WHEN REQUIRED.)                                            B11 NY - PAGE 3a
(IF YOU ANSWER "YES" TO ANY OF THE FOLLOWING QUESTIONS, PLEASE GIVE DETAILS IN SPACE PROVIDED BELOW.)

                                                                                                                      YES    NO
11.  HAVE YOU EVER HAD ANY INDICATION OF, OR BEEN TREATED FOR:

 a.  Chest pain, high blood pressure, heart disease, heart murmur or other disorders of the heart or blood vessels?   / /   / /

 b.  Ulcers, colitis, jaundice, or other diseases of the stomach, liver, intestines, gallbladder, kidney or urinary
     bladder?                                                                                                         / /   / /

 c.  Seizures, fainting, dizziness, epilepsy, stroke or paralysis?                                                    / /   / /

 d.  Any nervous, mental, or emotional disorder, or received counseling for anxiety, depression, stress or any other
     emotional condition?                                                                                             / /   / /

 e.  Any tumor, cancer, cysts or any disorder of the lymph nodes?                                                     / /   / /

 f.  Arthritis, gout, or any disorder of the back, spine, muscles, nerves, bones or joints?                           / /   / /

 g.  Diabetes, thyroid, or other endocrine or glandular disorder?                                                     / /   / /

 h.  Anemia or any other blood disorder?                                                                              / /   / /

 i.  Asthma, emphysema, shortness of breath, sleep apnea or any other disorder of the respiratory system?             / /   / /

 j.  Any disorder of the eyes, ears, nose or throat?                                                                  / /   / /

 k.  Any complication of pregnancy or disorder of the reproductive organs (testicles, prostate, breasts, ovaries,
     uterus, cervix etc.)?                                                                                            / /   / /

 l.  Any allergy or skin disorder?                                                                                    / /   / /

 m.  Any mental or physical disorder not listed above?                                                                / /   / /

 12. Have you ever been diagnosed as having or been treated by a physician for Acquired Immune Deficiency Syndrome
     or an AIDS related condition?                                                                                    / /   / /

 13. Have you had or been advised to have a check-up, EKG, x-ray, blood or urine test or any other diagnostic test?   / /   / /

 14. Have you been a patient in a hospital, clinic, sanatorium or other medical facility, or been advised to have
     any hospitalization or surgery which has not been completed?                                                     / /   / /

 15. Are you now under the treatment or care of a health care practitioner for any reason?                            / /   / /

 16. Have you ever used hallucinogenic or narcotic drugs not prescribed by a doctor?                                  / /   / /

 17. Have you ever been treated for drug abuse or been advised by your doctor to limit your use of any medication,
     prescribed or not?                                                                                               / /   / /

 18. Have you ever been treated for alcohol abuse or been advised to limit your use of alcohol?                       / /   / /

 19. Have you used alcoholic beverages?                                                                               / /   / /
     (IF YES, PROVIDE TYPE, FREQUENCY & AMOUNT.)   Type ___________ Frequency ____________ Amount ______________

 20. Is there any history of diabetes, cancer or heart disease in parents or siblings?                                / /   / /

 21. DETAILS (LIST DETAILS FROM QUESTIONS ABOVE; PLEASE INCLUDE QUESTION NUMBER DETAILS PERTAIN TO.)


     -------------------------------------------------------------------------------------------------------------------------------

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     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

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 22. Height _____    Weight _____    Indicate any weight change in past year __________    Birth Weight _____ (IF AGE 5 OR YOUNGER.)

 23.                         Age if Living & Health Status                            Age at Death & Cause

  a.  Father

  b.  Mother

  c.  Sibling(s)



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NON-MEDICAL PROPOSED INSURED B (ANSWER THIS SECTION ONLY WHEN REQUIRED.)                                            B11 NY - PAGE 3b
(IF YOU ANSWER "YES" TO ANY OF THE FOLLOWING QUESTIONS, PLEASE GIVE DETAILS IN SPACE PROVIDED BELOW.)

                                                                                                                      YES    NO
11.  HAVE YOU EVER HAD ANY INDICATION OF, OR BEEN TREATED FOR:

 a.  Chest pain, high blood pressure, heart disease, heart murmur or other disorders of the heart or blood vessels?   / /   / /

 b.  Ulcers, colitis, jaundice, or other diseases of the stomach, liver, intestines, gallbladder, kidney or urinary
     bladder?                                                                                                         / /   / /

 c.  Seizures, fainting, dizziness, epilepsy, stroke or paralysis?                                                    / /   / /

 d.  Any nervous, mental, or emotional disorder, or received counseling for anxiety, depression, stress or any
     other emotional condition?                                                                                       / /   / /

 e.  Any tumor, cancer, cysts or any disorder of the lymph nodes?                                                     / /   / /

 f.  Arthritis, gout, or any disorder of the back, spine, muscles, nerves, bones or joints?                           / /   / /

 g.  Diabetes, thyroid, or other endocrine or glandular disorder?                                                     / /   / /

 h.  Anemia or any other blood disorder?                                                                              / /   / /

 i.  Asthma, emphysema, shortness of breath, sleep apnea or any other disorder of the respiratory system?             / /   / /

 j.  Any disorder of the eyes, ears, nose or throat?                                                                  / /   / /

 k.  Any complication of pregnancy or disorder of the reproductive organs (testicles, prostate, breasts, ovaries,
     uterus, cervix etc.)?                                                                                            / /   / /

 l.  Any allergy or skin disorder?                                                                                    / /   / /

 m.  Any mental or physical disorder not listed above?                                                                / /   / /

 12. Have you ever been diagnosed as having or been treated by a physician for Acquired Immune Deficiency Syndrome
     or an AIDS related condition?                                                                                    / /   / /

 13. Have you had or been advised to have a check-up, EKG, x-ray, blood or urine test or any other diagnostic test?   / /   / /

 14. Have you been a patient in a hospital, clinic, sanatorium or other medical facility, or been advised to have
     any hospitalization or surgery which has not been completed?                                                     / /   / /

 15. Are you now under the treatment or care of a health care practitioner for any reason?                            / /   / /

 16. Have you ever used hallucinogenic or narcotic drugs not prescribed by a doctor?                                  / /   / /

 17. Have you ever been treated for drug abuse or been advised by your doctor to limit your use of any medication,
     prescribed or not?                                                                                               / /   / /

 18. Have you ever been treated for alcohol abuse or been advised to limit your use of alcohol?                       / /   / /

 19. Have you used alcoholic beverages?                                                                               / /   / /
       (IF YES, PROVIDE TYPE, FREQUENCY & AMOUNT.)   Type __________    Frequency ___________    Amount  ___________

 20. Is there any history of diabetes, cancer or heart disease in parents or siblings?                                / /   / /

 21. DETAILS (LIST DETAILS FROM QUESTIONS ABOVE; PLEASE INCLUDE QUESTION NUMBER DETAILS PERTAIN TO.)

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------
 22. Height _____    Weight _____    Indicate any weight change in past year __________    Birth Weight _____ (IF AGE 5 OR YOUNGER.)

 23.                         Age if Living & Health Status                            Age at Death & Cause

  a.  Father

  b.  Mother

  c.  Sibling(s)

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ILLUSTRATION OF BENEFITS                                                                                             B11 NY - PAGE 4

Illustration of benefits, including death benefits, policy values and cash surrender values are available upon request.

DISCLOSURE NOTICE FOR POLICIES UNDER $25,000

Since the policy is issued with minimal or no medical underwriting, the premium rate charged includes an extra mortality risk charge. If you are healthy enough to qualify as a "standard" risk, premiums would likely have been lower if you had applied for a fully underwritten policy.

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

Under penalties of perjury, it is certified that (a) the social security or Employer ID numbers shown in this application are correct taxpayer identification numbers, and (b) the holders of said numbers are not subject to any backup withholding of U.S.
Federal income tax for failure to report interest or dividends.

CERTIFICATIONS

I/WE have read the questions and answers in this application and declare that they are complete and true to the best of my (our)
knowledge and belief. I/WE agree, a) that this Application shall form a part of any Policy issued, and b) that no
Agent/Representative of the Company shall have the authority to waive a complete answer to any question in this Application, make or alter any contract, or waive any of the Company's other rights or requirements. I/WE further agree that (except as provided in the
Temporary Life Insurance Agreement if advance payment has been made or acknowledged below and such Agreement issued), insurance will take effect under the Policy only when: 1) the Policy has been delivered to and accepted by me/us; 2) the initial premium has been paid in full during the lifetime of the Proposed Insured(s); and 3) the Proposed Insured(s) remain in the same state of health and insurability as described in each part of the application at the time conditions 1) and 2) are met.

I/WE have paid $__________ to the Agent/Representative in exchange for the Temporary Life Insurance Agreement, and I/we acknowledge that I (we) fully understand and accept its terms.


AUTHORIZATION

The purpose of this authorization is to allow Lincoln Life & Annuity Company of New York, hereinafter Company, to determine eligibility for life coverage or a claim for benefits under a life policy.

I/WE authorize any medical professional, hospital or other medical institution, insurer, MIB, Inc., or any other person or organization that has any records or knowledge of me/us or my/our physical or mental health or insurability to disclose that information to the Company, its reinsurers, or any other party acting on the Company's behalf.

I/WE authorize the Company to disclose medical information to MIB, Inc., and to other insurers to whom I/we may apply for coverage.

This authorization shall be valid for two years after it is signed. A photographic copy of this authorization shall be as valid as the original. I/We will be given a copy of this authorization at my/our request.

I/WE understand that I/we may revoke this authorization at any time by written notification to the Company; however, any action taken prior to notification will not be affected.

If an investigative consumer report is obtained, I/we / / DO / / DO NOT request to be interviewed.

I/WE ACKNOWLEDGE receipt of the Important Notice containing the Privacy Notice, Investigative Consumer Report, and MIB, Inc.,
Information.



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SIGNATURE OF PROPOSED INSURED A                         WITNESS (LICENSED REPRESENTATIVE)                    DATE



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SIGNATURE OF PROPOSED INSURED B                         WITNESS (LICENSED REPRESENTATIVE)                    DATE



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SIGNATURE OF APPLICANT/OWNER/TRUSTEE (PROVIDE           WITNESS                                              DATE
OFFICER'S TITLE IF POLICY IS OWNED BY A
CORPORATION.)


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DATED AT (CITY AND STATE)


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FINANCIAL INFORMATION                                                                                                B11 NY - PAGE 5


1.   Purpose of Insurance: (CHECK ONE.)
     / / Buy/Sell    / / Charitable Gift    / / Deferred Compensation    / / Estate Planning   / /  Family Income
     / / Key Person    / / Outright Gift    / / Pension/Profit Sharing   / / Other__________________________________

2.   How long have you known the proposed insured?   __________________________

3a.  Total Net Worth (EXCLUSIVE OF LIFE INSURANCE.)  $_____________             3b. Annual Earned Income    $______________

                                                                                3c. Other Income            $______________

4.  Total Amount of Life Insurance in force on the insured's parents and siblings? (JUVENILE ONLY, PROVIDE DETAILS BELOW.)

                                     AMOUNT                                                               AMOUNT

     Father  __________________________________________________          Sibling __________________________________________________

     Mother  __________________________________________________          Sibling __________________________________________________

    Sibling  __________________________________________________          Sibling __________________________________________________


AGENT CERTIFICATION (THIS SECTION MUST BE SIGNED BY THE REPRESENTATIVE WHO COMPLETED THE APPLICATION AND IS SIGNING BELOW.)


THE LICENSED REPRESENTATIVE SIGNING BELOW CERTIFIES THAT:

    1)  I have asked all the questions on this application, and I recommend this risk to the Company without reservation.

    2)  I have asked my client if there is an  intention  to  replace,  reduce,  surrender,  borrow  against or use any portion of any existing life insurance policy or annuity to finance any portion of the policy being applied for. IF A REPLACEMENT IS
        INTENDED, I HAVE GIVEN THE APPROPRIATE REPLACEMENT FORMS AND THE LINCOLN REPLACEMENT BROCHURE TO THE CLIENT AT THE TIME OF
        APPLICATION.


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        LICENSED REPRESENTATIVE SIGNATURE                                     PRINT LICENSED REPRESENTATIVE NAME


COMPENSATION INFORMATION (PLEASE COMPLETE THIS SECTION IN ITS ENTIRETY TO ENSURE THE APPROPRIATE PARTIES ARE COMPENSATED.)


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PRINT FULL NAME                                   SOCIAL SECURITY NO.        PRODUCER OR SA/PC CODE                  SPLIT %

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Controlling Producer

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Second Producer

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Third Producer

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Fourth Producer

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Fifth Producer

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COMPLETE THIS SECTION IF YOU ARE AFFILIATED WITH AN LBM, MGA, RAM OR RD.                     COMPLETE THIS SECTION IF YOU ARE
                                                                                             AFFILIATED WITH A CAREER OFFICE.
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MGA Name                                                                                     OFFICE CODE __________________
------------------------------------------------------------------------------------------   (IF THIS IS A SPECIAL SELLING
LBM/RAM Name                                                                                 ARRANGEMENT PLEASE PROVIDE DETAILS
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Broker Dealer
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Planning Specialist
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Broker Dealer Client Account #
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                                                     FOR VARIABLE BUSINESS ONLY

                                                                                                              (CHECK ONE BOX ONLY.)
Registered Representative Election (ELECTION IS IRREVOCABLE - CONTACT YOUR BROKER/DEALER FOR DETAILS.)      / / A    / / B     / / C
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LIFE INSURANCE APPLICATION PART II                                                        LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK


Proposed Insured Name (FIRST, MIDDLE INITIAL, LAST)                                            Date of Birth (MM/DD/YYYY)

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IF YOU ANSWER "YES" TO ANY OF THE FOLLOWING QUESTIONS, PLEASE GIVE DETAILS IN SPACE PROVIDED BELOW.                           B17 NY

                                                                                                                      YES    NO
1.   HAVE YOU EVER HAD ANY INDICATION OF, OR BEEN TREATED FOR:

 a.  Chest pain, high blood pressure, heart disease, heart murmur or other disorders of the heart or blood vessels?   / /   / /

 b.  Ulcers, colitis, jaundice, or other diseases of the stomach, liver, intestines, gallbladder, kidney or urinary
     bladder?                                                                                                         / /   / /

 c.  Seizures, fainting, dizziness, epilepsy, stroke or paralysis?                                                    / /   / /

 d.  Any nervous, mental, or emotional disorder, or received counseling for anxiety, depression, stress or any
     other emotional condition?                                                                                       / /   / /

 e.  Any tumor, cancer, cysts or any disorder of the lymph nodes?                                                     / /   / /

 f.  Arthritis, gout, or any disorder of the back, spine, muscles, nerves, bones or joints?                           / /   / /

 g.  Diabetes, thyroid, or other endocrine or glandular disorder?                                                     / /   / /

 h.  Anemia or any other blood disorder?                                                                              / /   / /

 i.  Asthma, emphysema, shortness of breath, sleep apnea or any other disorder of the respiratory system?             / /   / /

 j.  Any disorder of the eyes, ears, nose or throat?                                                                  / /   / /

 k.  Any complication of pregnancy or disorder of the reproductive organs (TESTICLES, PROSTATE, BREASTS, OVARIES,
     UTERUS, CERVIX)?                                                                                                 / /   / /

 l.  Any allergy or skin disorder?                                                                                    / /   / /

 m.  Any mental or physical disorder not listed above?                                                                / /   / /

 2.  Have you ever been diagnosed as having or been treated by a physician for Acquired Immune Deficiency Syndrome
     or an AIDS related condition?                                                                                    / /   / /

 3.  Have you had or been advised to have a check-up, EKG, x-ray, blood or urine test or any other diagnostic test?   / /   / /

 4.  Have you been a patient in a hospital, clinic, sanatorium or other medical facility, or been advised to have
     any hospitalization or surgery which has not been completed?                                                     / /   / /

 5.  Are you now under the treatment or care of a health care practitioner for any reason?                            / /   / /

 6.  Have you ever used hallucinogenic or narcotic drugs not prescribed by a doctor?                                  / /   / /

 7.  Have you ever been treated for drug abuse or been advised by your doctor to limit your use of any medication,
     prescribed or not?                                                                                               / /   / /

 8.  Have you ever been treated for alcohol abuse or been advised to limit your use of alcohol?                       / /   / /

 9.  Have you used alcoholic beverages?                                                                               / /   / /
     (IF YES, PROVIDE TYPE, FREQUENCY & AMOUNT.)  Type ________________ Frequency _____________ Amount______________

 10. Have you smoked cigarettes in the past 36 months? (IF YES, PROVIDE DETAILS BELOW.)                               / /   / /
     Date last used? ________________  How much?  ___________

 11. Have you used tobacco products, excluding cigarettes, within the past 12 months?
     (IF YES, CHECK ALL THAT APPLY.)                                                                                  / /   / /
     / / cigar   / / pipe   / / chewing tobacco   / / snuff   / / nicotine patches/gum   / / Other______________

 12. Is there any history of diabetes, cancer or heart disease in parents or siblings?                                / /   / /

 13. DETAILS (LIST DETAILS FROM QUESTIONS ABOVE; PLEASE INCLUDE QUESTION NUMBER DETAILS PERTAIN TO. IF MORE SPACE IS REQUIRED USE
     THE "CONTINUATION OF LIFE INSURANCE APPLICATION PART II")


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14.  Height  _____   Weight _____   Indicate any weight change in past year _________   Birth Weight ______ (IF AGE 5 OR YOUNGER.)


15.                               Age if Living & Health Status                        Age at Death & Cause
   a.  Father

   b.  Mother

   c.  Sibling(s)

       I hereby declare that the statements and answers to the above questions are complete and true to the best of my knowledge and belief. I agree that a copy of this shall be attached to and form a part of any policy issued.


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       SIGNATURE OF PROPOSED INSURED                                        WITNESS (EXAMINER/LICENSED
                                                                            REPRESENTATIVE)


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       DATED AT (CITY AND STATE)                                            DATE


B17 NY                                                              (01/01)
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                                                            AUTHORIZATION


The purpose of this authorization is to allow Lincoln Life & Annuity Company of New York, hereinafter Company, to determine your eligibility for life coverage or a claim for benefits under a life policy.

I AUTHORIZE any medical professional, hospital or other medical institution, insurer, MIB, Inc., or any other person or organization that has any records or knowledge of me or my physical or mental health or insurability to disclose that information to the Company, its reinsurers, or any other party acting on the Company's behalf.

I AUTHORIZE the Company to disclose medical information to MIB, Inc., and to other insurers to whom I may apply for coverage.

This authorization shall be valid for two years after it is signed. A photographic copy of this authorization shall be as valid as the original. I will be given a copy of this authorization at my request.

I understand the I may revoke this authorization at any time by written notification to the Company; however, any action taken prior to notification will not be affected.

If an investigative consumer report is obtained, I / / DO / / DO NOT request to be interviewed.

I ACKNOWLEDGE receipt of the Important Notice containing the Privacy Notice, Investigative Consumer Report, and MIB, Inc.,
Information.


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SIGNATURE OF PROPOSED INSURED                                        DATE


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                                                      MEDICAL EXAMINER'S REPORT

11a. Height (IN SHOES)         b.  Did you measure?         c.   Weight (CLOTHED)             d.   Did you weigh?
     ______ ft ______ in.         / / Yes   / / No               _______ lbs.                      / / Yes  / / No

e.   Any change in weight in the past year? (IF "YES" PROVIDE AMOUNT, IF GAIN OR LOSS.)
     / / Yes   / / No   Amount__________    / / Gain     / / Loss

12.  BLOOD PRESSURE  (If above 140/90 report additional readings below):  13. PULSE            At Rest  After Exercise  3 Min. Later
     Systolic                                                                  Rate

     Diastolic                                                                  Irregularities

14.  HEART Is there any: Enlargement  / / Yes / / No    Edema     / / Yes / / No

                         Dyspnea      / / Yes / / No    Murmur(s) / / Yes / / No (If more than one murmur describe each separately.)

     / / Constant               / / Intermittent            / / Transmitted                 / / Localized

     / / Systolic               / / Presystolic             / / Diastolic

     / / Soft (Gr. 1-2)         / / Mod. (Gr. 3-4)          / / Loud (Gr. 5-6)

LOCATION:                                                   TRANSMISSION:




15.  Is there any abnormality of the following: (Circle Applicable items and give details.  If more room is needed, provide details in Examiner's Confidential Opinion.)
                                                                                                                        YES    NO
  a. Eyes, ears, nose mouth, pharynx?   (IF VISION OR HEARING MARKEDLY IMPAIRED, INDICATE DEGREE AND CORRECTION.)       / /   / /

  b. Skin; lymph nodes; veins or peripheral arteries? (include scars)                                                   / /   / /

  c. Peripheral arteries or pulses?                                                                                     / /   / /

  d. Nervous system? (include reflexes, gait, paralysis)                                                                / /   / /

  e. Respiratory system?                                                                                                / /   / /

  f. Abdomen? (include scars)                                                                                           / /   / /

  g. Endocrine system? (include thyroid)                                                                                / /   / /

  h. Musculoskeletal system? (include spine, joints, amputations, muscle strength)                                      / /   / /

  i. Mental status?                                                                                                     / /   / /

 16. Is there any use of adaptive devices? (cane, walker, wheelchair)                                                   / /   / /

 17. Is appearance unhealthy or older than stated age?                                                                  / /   / /

 18. Are you aware of additional medical history: signs, symptoms or laboratory findings? (A CONFIDENTIAL REPORT
     MAY BE SENT TO THE MEDICAL DIRECTOR.)                                                                              / /   / /

  a. Are you related to the Applicant?                                                                                  / /   / /

  b. Are you associated with the Applicant in any business or financial ventures?                                       / /   / /

19.  Have you any reason to believe that the Applicant uses or has used alcoholic beverages or drugs to excess?         / /   / /

20.  IF YOU DO ANY OF THE FOLLOWING, PLEASE INDICATE:
     Sent to Lab:                                    To Field Office:                        / / Other:
     / / Blood Profile     / / Urine Specimen        / / Chest X-Ray    / / ECG                  ________________________________

21.  EXAMINER'S CONFIDENTIAL OPINION:




                    URINALYSIS: ALWAYS SEND A URINE SPECIMEN AND BLOOD SAMPLE (IF APPLICABLE) TO APPROPRIATE LAB.
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MEDICAL EXAMINER  (Please Print)            EXAMINATION COMPANY P.O. ADDRESS                      EXAMINER #

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NAME OF AGENT  (Please Print)               DATED AT (CITY AND STATE)                               DATE

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CONTINUATION OF LIFE INSURANCE APPLICATION PART II                                        LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK


Proposed Insured Name (FIRST, MIDDLE INITIAL, LAST)                                                    Date of Birth (MM/DD/YYYY)


                                                                                                                            B17-a NY

13.  Continued: (LIST DETAILS FROM QUESTIONS ON LIFE INSURANCE APPLICATION PART II; PLEASE INCLUDE QUESTION NUMBER DETAILS
     PERTAIN TO.)

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      I hereby declare that the statements and answers above are complete and true to the best of my knowledge and belief. I understand that a copy of this shall be attached to and form a part of any policy issued.


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       SIGNATURE OF PROPOSED INSURED                                 WITNESS (EXAMINER/LICENSED REPRESENTATIVE)


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       DATED AT (CITY AND STATE)                                     DATE



B17-a NY
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